Exhibit 10.2
FORM OF AMENDMENT NO. 1
TO THE
CT COMMUNICATIONS, INC.
AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
     This Amendment No. 1 (the “Amendment”) to the CT Communications, Inc. Amended and Restated 2001 Stock Incentive Plan Non-Qualified Stock Option Agreement(s) identified on Exhibit A attached hereto and incorporated herein (the “Option Agreement”) with                      (the “Optionee”) is made as of July 28, 2006 by CT Communications, Inc., a North Carolina corporation (the “Company”).
     WHEREAS, the Company has determined that it is in the best interests of both the Company and the Optionee to amend the Option Agreement to provide that the Option Price, as defined in the Option Agreement, may be paid, in whole or in part, by withholding shares of the Company’s common stock otherwise issuable pursuant to the terms of the Option Agreement.
     NOW, THEREFORE, BE IT RESOLVED, that the Option Agreement is amended as follows:
1.	The Section labeled Form of Payment is deleted in its entirety and restated in its entirety to read as follows:

“When you submit your notice of exercise, you must include payment of the Option Price for the shares you are purchasing. Payment may be made in one (or a combination) of the following forms:
•	Cash, your personal check, a cashier’s check, a money order or another cash equivalent acceptable to the Company.

•
Shares of Stock which have already been owned by you and which are surrendered to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the Option Price.

•
By directing the Company to withhold shares of Stock issuable on the exercise of the option equal in value to that portion of the Option Price to be paid by the surrender of shares. The value of the shares will be determined as of the effective date of the option exercise.

•
To the extent a public market for the Stock exists as determined by the Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Option Price and any withholding taxes.

2.	Except as expressly provided herein, the terms and conditions of the Option Agreement shall remain in full force and effect.
     IN WITNESS WHEREOF, the Company has duly executed and delivered this Amendment No. 1, or has caused this Amendment No. 1 to be duly executed and delivered in its name and on its behalf, as of the day and year first above written.

CT COMMUNICATIONS, INC.

By:

Its:

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EXHIBIT A
TO THE
AMENDMENT NO. 1
TO THE
CT COMMUNICATIONS, INC.
AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
Optionee:

Agreement Date	Number of Options	Option Price

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